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                                                                   EXHIBIT 10.41



                     SYBRON LABORATORY PRODUCTS CORPORATION





                            SENIOR SALARIED EXECUTIVE
                              FINANCIAL PERFORMANCE
                           INCENTIVE COMPENSATION PLAN





                                POLICY STATEMENT
                                       AND
                            ADMINISTRATIVE GUIDELINES









                         EFFECTIVE AS OF OCTOBER 1, 1999


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                     SYBRON LABORATORY PRODUCTS CORPORATION
   SENIOR SALARIED EXECUTIVE FINANCIAL PERFORMANCE INCENTIVE COMPENSATION PLAN

                                POLICY STATEMENT

1.   Objectives

     The Sybron Laboratory Products Corporation ("SLPC") Senior Salaried Executive Financial Performance Incentive Compensation Plan, including this Policy Statement and the associated Administrative Guidelines (the "Plan"), is designed to:

     o Focus the efforts of the SLPC organization on improving shareholder value.

     o Effectively motivate and reward key employees according to their contributions to organizational success.

     o Serve as a management tool in directing energies of key employees towards the achievement of agreed upon operating goals for each unit and for SLPC, in aggregate.

     o Equate personal financial success with organizational financial success.

     o Assist in retaining and attracting qualified managerial employees by providing a total compensation opportunity competitive with the marketplace.

2.   Administration

     The Plan shall be administered by the Compensation/Stock Option Committee of the Board of Directors of Sybron International Corporation (the "Committee"). No member of the Committee shall be eligible for awards under the Plan. The Committee will be assisted in its administration by the President and the Chief Financial Officer of SLPC (the "SLPC Officers"), who will also be ineligible for participation in the Plan. Awards under the Plan will be paid in cash after the financial audit has been completed for the plan year and the awards have been approved by the Committee. Mechanically, SLPC will transfer the award accrual to each subsidiary and payments will be made directly by the subsidiary Payroll Department.

3.   Eligibility

     Key executives who directly influence the financial performance of SLPC or its subsidiaries. An individual's eligibility to participate under the Plan shall be determined annually by the Committee taking into account the recommendations of the President and Chief Financial Officer of SLPC, which will be based in part on the joint recommendation of the SLPC subsidiary Presidents and Line of Business Executives.

     Participation in the Plan during a fiscal year shall not imply the right of participation in any following year.

4.   Amendment, Suspension or Termination of the Plan

     The Committee may, at any time, amend, suspend or terminate the Plan.



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5.   Committee Discretion

     In the event of special circumstances of unusual or significant nature outside the course of normal business operations, the Committee may adjust previously approved financial objectives of SLPC or any of its subsidiaries, or the amount of awards earned, when it believes the integrity, purpose and fairness of the Plan will be better served.


                            ADMINISTRATIVE GUIDELINES

     These Administrative Guidelines have been established by the Committee. These Guidelines, combined with the associated Policy Statement (together, the "Plan") shall govern the amounts and terms of incentive awards payable to eligible participants.

1.   Target Awards

     a. Subject to approval by the Committee and the SLPC Officers, bonus target awards will be determined for each participant in the Plan by the President or Vice President of the subsidiary, as applicable, in consultation with the Vice President of Human Resources for SLPC. The award will be determined by the employee's job grade and/or job responsibilities and expressed in the form of a percent of base salary.

     b. The amount of the award will be calculated based on the participant's salary and bonus target as of January 1st of the plan year.

     c. All changes to an individual's bonus target must be approved by the SLPC Human Resource Office, subject to Committee and SLPC Officer review .

     d. Any employee entering the plan after the beginning of the fiscal year will have his or her bonus prorated based on the number of months of participation in the plan.

     e. An employee's bonus may be prorated for a leave of absence without pay.

     f. Eligible employees who terminate employment, or whose employment is terminated (except for retirement, disability or death) prior to completion of a bonus period, are not entitled to receive any awards under this Plan.

     g. End-of-the-year bonus payments must be approved by the Committee and the SLPC Board of Directors before they are paid. Awards under the Plan will be paid in cash after such approval. Mechanically, SLPC will transfer the award accrual to each subsidiary and payments will be made directly by the subsidiary Payroll Department.

2.   Awards

     A participant's award will be determined by multiplying the total Target Award by a Success Factor.


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3.   Success Factor (Elements) - Existing Businesses

     The Success Factor is determined by aggregating actual performance for each of the three contributing elements:

     a.   Adjusted Operating Income vs. Budget Operating Income

     b.   Current Year vs. Prior Year Working Capital Ratio

     c.   Growth in Operating Income vs. Prior Year

4.   Success Factor (Basis)

     The Success Factor for operating subsidiary employees will be based on the financial performance of their subsidiary.

     The Success Factor for senior executives responsible for a Line of Business will be based on the consolidated financial performance, after eliminations, of their Line of Business.

     The Success Factor for SLPC corporate employees will be based on the SLPC consolidated financial performance.

5.   Success Factor - Calculations - Existing Businesses

     Participants will be rewarded according to performance in each of the following areas:

     a.   Adjusted Operating Income vs. Budget Operating Income

          Award will be zero until 100% of current year budget is achieved. Award for 100% or greater of budget achievement will be 80%.

          Actual operating income will be adjusted as follows:

               Reported Operating Income (at current year budget FX rate)

               o    Cost of Capital at 8% of Purchase Price for Mid-Year
                    Acquisitions

               o    Amortization Expense for Mid-Year Acquisitions

               o    Capital Spending in Excess of Budget

               +/-  Extraordinary Items as they may occur
               ------------------------------------------
               =    Adjusted Operating Income

     b.   Current Year vs. Prior Year Working Capital Ratio

          Achievement of a one point or greater improvement in Net Working Capital as measured between September 30th prior fiscal year end and September 30th current fiscal year end on a 13 point average. Award will be zero until bonus component `a' is achieved. Once bonus component `a' is achieved and a one point or greater improvement in Net Working Capital is achieved, this award will be 20%.

          Net Working Capital is defined as: Gross Trade Receivables + Gross Inventory - Trade Payables = Net Working Capital.


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          Net Working Capital Percentage is defined as:

                     Net Working Capital (13 point average)
                     --------------------------------------
                               Annual Trade Sales

     c.   Growth in Operating Income vs. Prior Year

          Award will be zero until bonus component `a' is achieved and until 5% growth in operating earnings over prior year is achieved. At a growth level of 5%, the award will be equal to 50%.

          At 10% growth, the award will be equal to 100%. At 20% growth, the award will be 200%. Continuing on a linear basis, at 30% growth, the growth award will cap at 300%.

          Earnings from acquired businesses will also be included, subject to adjustment as described below.

          Operating income will be adjusted as follows:

               Reported Operating Income (at prior year FX rates)

               o    Imputed Cost of Capital (see #6)

               o    Amortization Expense

               o    Capital Spending in Excess of Budget (Current Year Only)

               o    Subsidiary Bonuses (where applicable)

               o    Bonus Amounts Paid or To Be Paid

               +/-  Extraordinary items as they may occur
               ------------------------------------------
               =    Adjusted Operating Income

6.   Imputed Cost of Capital

     Will be equal to 8% of the purchase price of acquired businesses for the first twelve months following acquisition. Thereafter, this charge will be decreased by 1% each year to reflect the anticipated positive cash flow from the earnings of the acquired entities. From time to time, this percentage may change if commercial interest rates change.

7.   Mid-Year Stand Alone Acquisitions

     The Line of Business (LOB) Executive will be asked to submit the names, base salaries and bonus targets for the proposed participants in this plan.

     For the stub year and the first full fiscal year under SLPC ownership, the following bonus program will be in effect, comprised of two elements: 1) Achieving budgeted operating income expectations, and 2) Growth in operating income versus budgeted expectations. The calculations will be as follows:


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     a.   Achieving Budgeted Operating Income Expectations

               Award will be zero until 100% of the budgeted operating income expectation is achieved. Once achieved, the plan participants can earn up to 100% of their pro rata bonus target, subject to the company having operating income above the budgeted expectation sufficient to cover the amount of bonus money to be paid. Conceptually, the company must earn their bonus to be able to pay it.

               Actual operating income will be adjusted as follows:

                    Reported Operating Income (at current year budget FX rate)

                    o    Capital Spending in Excess of Budget

                    o    Bonus Amount to be paid for this element

                    +/-  Extraordinary Items as they may occur
                    ------------------------------------------
                    =    Adjusted Operating Income

               Note that adjusted operating income must be greater than or equal to the budgeted operating income expectation to earn this bonus element.

     b.   Growth in Operating Income vs. Budgeted Expectations

               Award will be zero until 100% of bonus component `a' is achieved and until 5% growth in adjusted operating income over budgeted expectations is achieved. If these conditions are met, the plan participants can earn up to 300% of their pro rata bonus target. For each percentage of growth in operating income, 10% bonus will be achieved. For example, growth of 5% would earn an award of 50%; growth of 30% would earn the maximum award of 300%.

               Actual operating income will be adjusted as follows:

                    Reported Operating Income (at current year budget FX rate)

                    o    Capital Spending in Excess of Budget

                    o    Bonus Amount to be paid in total (both elements)

                    +/-  Extraordinary Items as they may occur
                    ------------------------------------------
                    =    Adjusted Operating Income

               Note that adjusted operating income must be greater than or equal to 105% of the budgeted operating income expectation to earn this bonus element.

     This section of the plan will be effective for all stand-alone acquisitions that did not participate in this plan in fiscal year 1999.


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8.   Example of Determination of Actual Awards - Existing Businesses



      A)       Assumptions
               Individual base salary as of Jan. 1st                                         100,000
               Individual bonus target                                                           15%
               Purchase price for an acquisition closed on Feb. 1st of
                        current year                                                      10,000,000
               Purchase price for an acquisition closed on Oct. 1st of
                        previous year                                                      5,000,000
               Base interest rate for imputed cost of capital                                     8%

      B)       Actual vs. Budget Operating Income
               Actual operating income at current year budget FX rates                     5,100,000
               Amortization expense for current mid-year acquisitions                         80,000
               Actual capital spending                                                       550,000
               Budget operating income                                                     4,200,000
               Budget capital spending                                                       500,000

               Adjusted operating income equals:

               1)    Actual operating income at current year budget
                           FX rates                                                        5,100,000
               2)    Less cost of capital for mid year acquisitions:
                           Purchase Price                                 10,000,000
                           x Interest Rate                                      8.0%
                           x # of months since acq.                                8
                           divided by 12                                          12        (533,333)

               3)    Less amortization expense for current mid year
                           acquisition                                                       (80,000)

               4)    Less capital spending in excess of budget:
                           Actual capital spending                           550,000
                           Minus budget capital spending                    (500,000)
                                                                         -----------
                           Excess capital spending                            50,000         (50,000)
                                                                         -----------     -----------
               Adjusted operating income                                                   4,436,667

               Because the budgeted operating income was achieved, the bonus
               Award achieved is:                                                                80%

      C)       Current Year vs. Prior Year Working Capital Ratio:
               Prior year net working capital percentage:
                        Prior year gross trade receivables 13 point average               2,300,000 [A]
                        Prior year gross inventory 13 point average                       1,900,000 [B]
                        Prior year trade payables 13 point average                          400,000 [C]
                        Prior year trade sales                                           16,000,000 [D]

                        Net Working Capital Percentage equals {[A] + [B] + [C]}/[D] =             23.7%

               Current year net working capital percentage:
                        Current year gross trade receivables 13 point average             2,850,000 [A]
                        Current year gross inventory 13 point average                     2,100,000 [B]
                        Current year trade payables 13 point average                        450,000 [C]
                        Current year trade sales                                         20,000,000 [D]

                        Net Working Capital Percentage equals {[A] + [B] - [C]}/[D] =             22.5%


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

              Improvement in net working capital ratio (prior year minus current year)       1.25%

              Because the actual vs. budget operating income bonus was achieved
              And the improvement is 1% of greater, the bonus award achieved is:               20%

      D)      Growth in Operating Income vs. Prior Year
              Actual operating income at prior year FX rates                             5,200,000
              Prior year operating income                                                4,000,000
              Amortization expense - current year                                          220,000
              Amortization expense - prior year                                            140,000

              Current year adjusted operating income equals:

              1)  Actual operating income at prior year FX rates                         5,200,000

              2)  Less Cost of Capital for mid year acquisitions:

                          Purchase Price                            10,000,000
                          x Interest Rate                                  8.0%
                          x # of months since acq                            8
                          divided by 12                                     12            (533,333)

              3)  Less cost of capital for prior acquisitions:
                          Purchase Price                             5,000,000
                          x Interest rate                                  7.0%           (350,000)

              4)  Less amortization expense for current year                              (220,000)

              5)  Less capital spending in excess of budget                                (50,000)

              6)  Less bonus for current year vs. prior year working
                  capital ratio                                                             (3,000)

              7)  Less bonus for actual vs. budget operating income                        (12,000)

              8)  Less bonus for growth in operating income vs.
                  prior year                                                               (23,700)
                                                                                        -----------
                  Current year adjusted operating income                                 4,007,967
                                                                                        -----------
                  Prior year adjusted operating income equals:

              1)  Prior year operating income                                            4,000,000

              2)  Less cost of capital for prior acquisitions:

                          Purchase Price                             5,000,000
                          x Interest rate                                  8.0%           (400,000)

              3)  Less amortization expense for prior year                                (140,000)
                                                                                        -----------
                  Prior year adjusted operating income                                   3,460,000
                                                                                        -----------
                  Growth in operating income equals:

                        Adjusted operating income                    4,007,967

                        Minus prior year adjusted
                          operating income                          (3,460,000)
                                                                   -------------
                        Incremental operating income                   547,967               15.8%
                                                                   -------------

                  Because the actual vs. budget operating income bonus was
                  achieved and the 5% growth in operating income threshold
                  was achieved, the bonus award achieved is:                                  158%


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

      E)   Calculation of individual bonus award

           Individual base salary as of Jan. 1st                                            100,000
           Individual bonus target                                                               15%
                                                                                          ---------
           Individual bonus amount at 100%                                                   15,000
                                                                                          ---------

           Actual bonus percent achieved:
             Actual vs. budget operating income                                                 80%
             Current year vs. prior year working capital ratio                                  20%
             Growth in operating income vs. prior year                                         158%
                                                                                          ---------
           Total bonus percent achieved                                                        258%
           Total bonus amount achieved                                                      38,700
                                                                                          =========

9.   Example of Determination of Actual Awards - Stand Alone Acquisitions


      A)   Assumptions:
           Individual base salary at time of acquisition                                   100,000
           Individual bonus target percentage                                                   15%
           Pro rata factor (company acquired on 1/1/XX)                                         75%
           Individual bonus target amount                                                   11,250
           Target amount for other participants                                             25,000
           Actual operating income at current year budget FX rates                       4,600,000
           Actual capital spending                                                         550,000
           Budget operating income                                                       4,200,000
           Budget capital spending                                                         500,000

      B)   Achieving Budgeting Operating Income Expectations

           Adjusted operating income equals:

           1)  Actual operating income at current year budget FX rates                   4,600,000

           2)  Less capital spending in excess of budget:

                   Actual capital spending          550,000
                   minus budget capital spending   (500,000)
                                                   --------
                   excess capital spending           50,000                                (50,000)
                                                   --------

            3)  Less bonus amount to be paid for this element                              (36,250)
                                                                                         ---------
            Adjusted operating income
                                                                                                 -
            Because the adjusted operating income is greater than the
            budgeted operating income expectation, this bonus
            element is achieved at:                                                            100%

      C)   Growth in Operating Income vs. Budgeted Expectations

           Adjusted operating income equals:

           1)  Actual operating income at current year budget FX rates                    4,600,000

           2)  Less capital spending in excess of budget                                    (50,000)

           3)  Less bonus amount to be paid for achieving budget                            (36,250)

           4)  Less bonus for growth in operating income vs. budget                         (25,013)
                                                                                         ----------
           Adjusted operating income                                                      4,488,738
                                                                                         ----------


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


           Growth in operating income equals:
                   Adjusted operating income                    4,488,738
                   minus budget operating income               (4,200,000)
                                                               ----------
                   incremental operating income                      6.9%


           Because the budgeted operating income bonus was achieved and the 5% growth in operating income threshold was achieved,
           the bonus award achieved is:                                                         69%

      D)   Calculation of individual bonus award

           Individual bonus target amount                                                    11,250
           Actual bonus percent achieved:
               Achieving budgeted operating income expectations                                 100%
               Growth in operating income vs. budgeted expectations                              69%
                                                                                          ----------
                  Total bonus percent achieved                                                  169%
                                                                                          ----------
                  Total bonus amount achieved                                                 19,013
                                                                                          ==========



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